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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 30, 1996

                          AMERICAN EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

                                     0-11871
                            (Commission File Number)


             DELAWARE                                   74-2086890
     (State or Other Jurisdiction of                    (I.R.S. Employer
      Incorporation or Organization)                    Identification No.)

        1331 LAMAR, SUITE 900
            HOUSTON, TEXAS                                77010
   (Address of Principal Executive Offices)              (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 756-6000

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

        Incorporated herein by reference is American Exploration Company's news release dated July 29, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               (99)  News Release dated July 29, 1996.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN EXPLORATION COMPANY



Dated:  July 29, 1996                       By:/s/ CINDY L. GEROW
                                                   Cindy L. Gerow
                                                   Vice President - Controller

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